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               CERTIFICATION OF GEORGE REZNIK AS THE CORPORATION'S
               CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Infowave Software Inc. (the "Company") on Form 20-F for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I George Reznik, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


/s/ George Reznik
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George Reznik
Chief Operating Officer and
Chief Financial Officer
March 31, 2005